UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 27, 2006
Affiliated Computer Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12665 (Commission File Number)	51-0310342 (IRS Employer Identification No.)
2828 North Haskell Avenue
Dallas, Texas 75204
(Address of principal executive offices, including zip code)
(214) 841-6111
(Registrant’s telephone number including area code)
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release
Slide Presentation

Item 2.02	Results of Operations and Financial Condition.
     On April 27, 2006, Affiliated Computer Services, Inc. (the “Company”) issued a press release announcing its financial results for the third quarter of fiscal year 2006 ended March 31, 2006. A copy of such press release is attached as Exhibit 99.1 and will be published on the Company’s web site at http://www.acs-inc.com. The press release includes certain non-generally accepted accounting principles (“GAAP”) financial measures. Reconciliations to the most directly comparable GAAP financial measures are included in the press release.
     On April 27, 2006, the Company will hold a telephone conference and webcast to disclose the Company’s financial results for the third quarter of fiscal year 2006 ended March 31, 2006. During this conference, the Company will present certain non-GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and supplementary information related to these reconciliations are included in the slides to be presented during the conference. These slides are attached as Exhibit 99.2 and will also be available on the Company’s web site.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, the press release attached as Exhibit 99.1 and the slides attached as Exhibit 99.2 are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.
     Pursuant to the rules and regulations of the Securities and Exchange Commission, exhibits 99.1 and 99.2 referenced below and the information set forth therein are deemed to be furnished pursuant to Item 2.02 hereof and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.
(c)	Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
99.1	Affiliated Computer Services, Inc. Press Release dated April 27, 2006-ACS Announces Third Quarter Fiscal Year 2006 Results.

99.2	Slide presentation appearing on Company’s website in connection with Fiscal Year 2006 Third Quarter Earnings Conference Call on April 27, 2006.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AFFILIATED COMPUTER SERVICES, INC.

Date: April 27, 2006

	By:		/s/ WARREN D. EDWARDS

		Name:	Warren D. Edwards
		Title:	Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description
99.1	Affiliated Computer Services, Inc. Press Release dated April 27, 2006-ACS Announces Third Quarter Fiscal Year 2006 Results.

99.2	Slide presentation appearing on Company’s website in connection with Fiscal Year 2006 Second Quarter Earnings Conference Call on April 27, 2006.

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